Exhibit 99.1

Aerohive Networks Reports Record Fourth Quarter 2015 Revenue of $46.2 Million, up

28% year-over-year

Announces Share Repurchase Program

SUNNYVALE, CA — February 3, 2016 — Aerohive Networks® (NYSE: HIVE), a leader in cloud networking and enterprise Wi-Fi, today announced financial results for its fourth quarter and fiscal year ended December 31, 2015.

Financial Summary

Total revenue for the fourth quarter of 2015 was $46.2 million, an increase of 8% compared with $42.8 million for the third quarter of 2015 and an increase of 28% compared with $36.2 million for the fourth quarter of 2014. Software subscription and services revenue was $7.3 million, or 16% of total revenue for the quarter, compared with $5.0 million, or 14% of total revenue, for the fourth quarter of 2014.

For the fourth quarter of 2015, GAAP net loss was $7.4 million, compared with $8.0 million in the fourth quarter of 2014. GAAP gross margin was 67.1%, compared with 67.2% in the year-ago period. Non-GAAP net loss for the fourth quarter of 2015 was $2.0 million, compared with $4.0 million in the fourth quarter of 2014. Non-GAAP gross margin was 67.7%, compared with 67.8% in the year-ago period.

Total revenue for fiscal year 2015 was $151.7 million, an increase of 10.5%, compared with $137.3 million for fiscal year 2014. Software subscription and services revenue was $25.4 million, or 16.7% of total revenue for the year, compared with $16.8 million, or 12.2% of total revenue, for fiscal year 2014.

For fiscal year 2015, GAAP net loss was $46.2 million, compared with $30.6 million in fiscal year 2014. GAAP gross margin was 66.8%, compared with 67.4% in the year-ago period. Non-GAAP net loss for fiscal year 2015 was $26.9 million, compared with $20.2 million in fiscal year 2014. Non-GAAP gross margin was 67.4%, compared with 67.8% in the year-ago period.

A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“Our fourth quarter results demonstrate the progress we’ve made to improve our sales execution and bring us closer to our goal of quarterly non-GAAP profitability in 2016. We delivered a record quarter in our enterprise and retail verticals with strong performance in education, and these diversified results reflect the global appeal of our products,” stated David Flynn, President and Chief Executive Officer. “2015 was a transformative year for Aerohive, and the company is well positioned to continue its momentum into fiscal year 2016.”

The Company also announced that its board of directors has authorized a $10 million share repurchase program, with stock purchases made from time to time in compliance with applicable securities laws in the open market or in privately negotiated transactions. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The authorization does not require the purchase of any minimum number of shares, and may be suspended, modified or discontinued at any time without prior notice. Unless modified, or earlier suspended or discontinued, the authorization will expire as of June 30, 2017, without further action of the Company’s board of directors.

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its fourth quarter and fiscal year 2015 results and outlook for its first quarter of 2016 at 2:00 pm Pacific Time today, February 3, 2016. The call may be accessed by dialing 1-888-417-8516 (toll free) or 1-719-325-2432 (international) and providing the passcode 162499. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 162499 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum in 2016, including statements regarding progress on our sales execution, expectations regarding reaching our goal of profitability in 2016 and our intention to repurchase shares of common stock in the future. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, Aerohive’s ability to make appropriate, timely and beneficial decisions as to when, how, and whether to purchase shares under the stock repurchase program, alternative uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported Q4 and fiscal year 2015 results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross margin and non-GAAP software subscription and services gross margin;

•	non-GAAP operating expenses and non-GAAP functional expenses;

•	non-GAAP operating expenses percentage and non-GAAP functional expenses percentage;

•	non-GAAP operating loss and non-GAAP operating loss percentage; and

•	non-GAAP net loss and non-GAAP net loss per share.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustment to internal-use software amortization, amortization of acquired intangibles, payroll taxes on certain stock-based compensation expense, one-time charges related to pending securities litigation, and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because the Company believes they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants;

•	pending securities litigation may continue for an extended duration and excluding the associated expense does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such litigation; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Sunnyvale, CA. For more information, please visit http://www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:
The Blueshirt Group
Suzanne Schmidt or Melanie Solomon
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited )	(unaudited )	(unaudited )
Revenue:
Product	$38,920	$31,149	$126,281	$120,507
Software subscription and services	7,306	5,031	25,378	16,785

Total revenue	46,226	36,180	151,659	137,292
Cost of revenue (1):
Product	12,362	10,159	40,496	38,365
Software subscription and services	2,857	1,717	9,897	6,400

Total cost of revenue	15,219	11,876	50,393	44,765

Gross profit	31,007	24,304	101,266	92,527

Operating expenses:
Research and development (1)	10,433	7,031	36,924	27,546
Sales and marketing (1)	21,409	18,728	83,066	72,364
General and administrative (1)	6,638	5,984	26,303	21,180

Total operating expenses	38,480	31,743	146,293	121,090

Operating loss	(7,473)	(7,439)	(45,027)	(28,563)
Interest income (expense), net	(88)	(443)	(1,101)	(1,806)
Other income (expense), net	72	101	285	255

Loss before income taxes	(7,489)	(7,781)	(45,843)	(30,114)
Income tax provision	70	(205)	(352)	(441)

Net loss	$(7,419)	$(7,986)	$(46,195)	$(30,555)

Net loss per share, basic and diluted	$(0.15)	$(0.17)	$(0.98)	$(0.85)

Weighted-average shares used in computing net loss per share, basic and diluted	48,354,732	45,871,875	47,323,253	36,097,405

(1) Includes stock-based compensation as follows:
Cost of revenue	$271	$186	$902	$411
Research and development	1,326	842	4,651	2,419
Sales and marketing	1,923	1,637	7,112	4,121
General and administrative	1,480	1,280	5,706	3,301

Total stock-based compensation expense	$5,000	$3,945	$18,371	$10,252

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31, 2015	December 31, 2014
ASSETS	(unaudited )
CURRENT ASSETS:
Cash and cash equivalents	$45,741	$98,044
Short-term investments	46,593	—
Accounts receivable, net of allowance for doubtful accounts of $15 and $106 as of December 31, 2015 and December 31, 2014, respectively	22,824	24,695
Inventory	10,775	8,360
Prepaid expenses and other current assets	4,129	2,610
Deferred cost of goods sold	757	1,001

Total current assets	130,819	134,710
Property and equipment, net	9,156	8,862
Goodwill	513	513
Other assets	426	169

TOTAL ASSETS	140,914	$144,254

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$15,140	$10,154
Accrued liabilities	11,856	9,181
Debt, current portion	—	12,451
Deferred revenue, current portion	27,893	22,014

Total current liabilities	54,889	53,800
Debt, long-term portion	20,000	7,301
Deferred revenue, non-current	31,369	24,141
Other liabilities	463	857

TOTAL LIABILITIES	106,721	86,099

STOCKHOLDERS’ EQUITY:
Preferred stock, par value of $0.001 per share — 25,000,000 and no shares authorized as of December 31, 2015 and December 31, 2014, respectively; no shares issued and outstanding as of December 31, 2015 and December 31, 2014	—	—
Common stock, par value of $0.001 per share — 500,000,000 and 500,000,000 shares authorized as of December 31, 2015 and December 31, 2014, respectively; 49,017,293 and 46,028,908 shares issued and outstanding as of December 31, 2015 and December 31, 2014, respectively	49	46
Additional paid-in capital	231,289	208,998
Accumulated other comprehensive loss	(61)	—
Accumulated deficit	(197,084)	(150,889)

Total stockholders’ equity	34,193	58,155

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$140,914	$144,254

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2015	2014
	(unaudited )
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(46,195)	$(30,555)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,548	2,349
Stock-based compensation	18,371	10,252
Re-measurement of convertible preferred stock warrant liability	—	(90)
Other	378	178
Changes in operating assets and liabilities:
Accounts receivable, net	1,871	(7,115)
Inventory	(2,415)	(1,544)
Prepaid expenses and other current assets	(1,275)	(733)
Other assets	(257)	(98)
Accounts payable	5,237	1,295
Accrued liabilities	3,067	1,563
Other liabilities	(394)	165
Deferred revenue	13,107	15,585

Net cash used in operating activities	(4,957)	(8,748)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(2,270)	(2,385)
Capitalized software development costs	(1,913)	(4,364)
Maturities and sales of short-term investments	2,498	—
Purchases of short-term investments	(49,223)	—

Net cash used in investing activities	(50,908)	(6,749)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discount	—	80,213
Payment of offering costs	—	(4,007)
Proceeds from exercise of convertible preferred stock warrants	—	907
Proceeds from exercise of vested stock options	1,524	1,721
Shares repurchased for tax withholdings on vesting of restricted stock units	(3,158)	(316)
Proceeds from employee stock purchase plan	5,196	—
Proceeds from issuance of debt	10,000	—
Repayments of debt	(10,000)	—

Net cash provided by financing activities	3,562	78,518

Net increase (decrease) in cash and cash equivalents	(52,303)	63,021
Cash and cash equivalents-beginning of period	98,044	35,023

Cash and cash equivalents-end of period	$45,741	$98,044

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Gross Profit Reconciliations:
GAAP gross profit	$31,007	$24,304	$101,266	$92,527
Stock-based compensation	271	186	902	411
Adjustment to internal-use software amortization	35	—	105	—
Amortization of acquired intangible assets	—	28	—	149
Non-GAAP gross profit	$31,313	$24,518	$102,273	$93,087

Gross Margin Reconciliations:
GAAP gross margin	67.1%	67.2%	66.8%	67.4%
Stock-based compensation	0.6%	0.5%	0.5%	0.3%
Adjustment to internal-use software amortization	—	—	0.1%	—
Amortization of acquired intangible assets	—	0.1%	—	0.1%
Non-GAAP gross margin	67.7%	67.8%	67.4%	67.8%

Product Gross Margin Reconciliations:
GAAP product gross margin	68.2%	67.4%	67.9%	68.2%
Stock-based compensation	0.2%	0.1%	0.2%	0.1%
Amortization of acquired intangible assets	—	0.1%	—	0.1%
Non-GAAP product gross margin	68.4%	67.6%	68.1%	68.4%

Software Subscription and Services Gross Margin Reconciliations:
GAAP software subscription and services gross margin	60.9%	65.9%	61.0%	61.9%
Stock-based compensation	2.9%	2.8%	2.9%	1.9%
Adjustment to internal-use software amortization	0.5%	—	0.4%	—
Non-GAAP software subscription and services gross margin	64.3%	68.7%	64.3%	63.8%

Operating Expenses Reconciliations:
GAAP operating expenses	$38,480	$31,743	$146,293	$121,090
Stock-based compensation	(4,729)	(3,759)	(17,469)	(9,841)
Payroll taxes on certain stock-based compensation expense	—	—	(29)	—
One-time charges related to pending securities litigation	(353)	—	(784)	—
Non-GAAP operating expenses	$33,398	$27,984	$128,011	$111,249

GAAP research and development	$10,433	$7,031	$36,924	$27,546
Stock-based compensation	(1,326)	(842)	(4,651)	(2,419)
Non-GAAP research and development	$9,107	$6,189	$32,273	$25,127

GAAP sales and marketing	$21,409	$18,728	$83,066	$72,364
Stock-based compensation	(1,923)	(1,637)	(7,112)	(4,121)

Payroll taxes on certain stock-based compensation expense	—	—	(29)	—
Non-GAAP sales and marketing	$19,486	$17,091	$75,925	$68,243

GAAP general and administrative	$6,638	$5,984	$26,303	$21,180
Stock-based compensation	(1,480)	(1,280)	(5,706)	(3,301)
One-time charges related to pending securities litigation actions	(353)	—	(784)	—
Non-GAAP general and administrative	$4,805	$4,704	$19,813	$17,879

Operating Expenses Percentage Reconciliations:
GAAP operating expenses percentage	83.2%	87.7%	96.5%	88.2%
Stock-based compensation	(10.2)%	(10.4)%	(11.6)%	(7.2)%
One-time charges related to pending securities litigation	(0.8)%	—	(0.5)%	—
Non-GAAP operating expenses percentage	72.2%	77.3%	84.4%	81.0%

GAAP research and development percentage	22.6%	19.4%	24.3%	20.1%
Stock-based compensation	(2.9)%	(2.3)%	(3.0)%	(1.8)%
Non-GAAP research and development percentage	19.7%	17.1%	21.3%	18.3%

GAAP sales and marketing percentage	46.3%	51.8%	54.8%	52.7%
Stock-based compensation	(4.1)%	(4.6)%	(4.7)%	(3.0)%
Non-GAAP sales and marketing percentage	42.2%	47.2%	50.1%	49.7%

GAAP general and administrative percentage	14.4%	16.5%	17.3%	15.4%
Stock-based compensation	(3.2)%	(3.5)%	(3.7)%	(2.4)%
One-time charges related to pending securities litigation	(0.8)%	—	(0.5)%	—
Non-GAAP general and administrative percentage	10.4%	13.0%	13.1%	13.0%

Operating Loss Reconciliations:
GAAP operating loss	$(7,473)	$(7,439)	$(45,027)	$(28,563)
Stock-based compensation	5,000	3,945	18,371	10,252
Adjustment to internal-use software amortization	35	—	105	—
Amortization of acquired intangible assets	—	28	—	149
Payroll taxes on certain stock-based compensation expense	—	—	29	—
One-time charges related to pending securities litigation	353	—	784	—
Non-GAAP operating loss	$(2,085)	$(3,466)	$(25,738)	$(18,162)

Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(16.2)%	(20.6)%	(29.7)%	(20.8)%
Stock-based compensation	10.8%	10.9%	12.1%	7.5%
Adjustment to internal-use software amortization	0.1%	—	0.1%	—
Amortization of acquired intangible assets	—	0.1%	—	0.1%
One-time charges related to pending securities litigation	0.8%	—	0.5%	—
Non-GAAP operating loss percentage	(4.5)%	(9.6)%	(17.0)%	(13.2)%

Net Loss Reconciliations:
GAAP net loss	$(7,419)	$(7,986)	$(46,195)	$(30,555)
Stock-based compensation	5,000	3,945	18,371	10,252
Adjustment to internal-use software amortization	35	—	105	—
Amortization of acquired intangible assets	—	28	—	149
Payroll taxes on certain stock-based compensation expense	—	—	29	—
One-time charges related to pending securities litigation	353	—	784	—
Periodic re-measurement of convertible preferred stock warrants	—	—	—	(90)
Non-GAAP net loss	$(2,031)	$(4,013)	$(26,906)	$(20,244)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	48,354,732	45,871,875	47,323,253	36,097,405

Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.15)	$(0.17)	$(0.98)	$(0.85)
Stock-based compensation	0.10	0.08	0.39	0.29
One-time charges related to pending securities litigation	0.01	—	0.02	—
Basic and diluted net loss per share on a Non-GAAP basis	$(0.04)	$(0.09)	$(0.57)	$(0.56)